STUDENT LOAN TRUST 2004-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)
Distribution Date: April 27, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:	$13,477,837.55

	( $101.12271386984 per $1,000 original principal amount of Class I-A-1 Notes)
(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes:	$17,473,444.31

	( $65.97860671739 per $1,000 original principal amount of Class II-A-1 Notes)
(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
(vi)	Amount of principal being paid or distributed in respect of the Class II-B Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)
(vii)	Amount of principal being paid or distributed in respect of the Class II-C Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-C Notes)
(viii)	Amount of principal being paid or distributed in respect of the Class II-D Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-D Notes)
(ix)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes:	$732,429.78

	( $5.49533905554 per $1,000 original principal amount of Class I-A-1 Notes)
(x)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes:	$1,629,664.05

	( $7.35000000000 per $1,000 original principal amount of Class I-A-2 Notes)
(xi)	Amount of interest being paid or distributed in respect of the Class I-B Notes:	$86,583.62

	( $7.82499954812 per $1,000 original principal amount of Class I-B Notes)
(xii)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes:	$1,692,188.16

	( $6.38959412464 per $1,000 original principal amount of Class II-A-1 Notes)
(xiii)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes:	$3,204,960.00

	( $7.50000000000 per $1,000 original principal amount of Class II-A-2 Notes)
(xiv)	Amount of interest being paid or distributed in respect of the Class II-B Notes:	$336,695.20

	( $8.07500000000 per $1,000 original principal amount of Class II-B Notes)
(xv)	Amount of interest being paid or distributed in respect of the Class II-C Notes:	$583,747.50

	( $8.75000000000 per $1,000 original principal amount of Class II-C Notes)
(xvi)	Amount of interest being paid or distributed in respect of the Class II-D Notes:	$329,400.38

	( $9.87500014989 per $1,000 original principal amount of Class II-D Notes)

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(xvii)	(X)	Group I Pool Balance at the end of the related Collection Period:	$314,473,472.56	and

	(Y)	Group II Pool Balance at the end of the related Collection Period:	$777,354,411.62

(xxii)	After giving effect to distributions on this Distribution Date:
	(a)	(1) outstanding principal amount of Class I-A-1 Notes:	$93,446,217.91

		(2) Pool Factor for the Class I-A-1 Notes:	0.701116600

	(b)	(1) outstanding principal amount of Class I-A-2 Notes:	$221,723,000.00

		(2) Pool Factor for the Class I-A-2 Notes:	1.000000000

	(c)	(1) outstanding principal amount of Class I-B Notes:	$11,065,000.00

		(2) Pool Factor for the Class I-B Notes:	1.000000000

	(d)	(1) outstanding principal amount of Class II-A-1 Notes:	$222,553,245.48

		(2) Pool Factor for the Class II-A-1 Notes:	0.840346800

	(e)	(1) outstanding principal amount of Class II-A-2 Notes:	$427,328,000.00

		(2) Pool Factor for the Class II-A-2 Notes:	1.000000000

	(f)	(1) outstanding principal amount of Class II-B Notes:	$41,696,000.00

		(2) Pool Factor for the Class II-B Notes:	1.000000000

	(g)	(1) outstanding notional principal amount of Class II-C Notes:	$66,714,000.00

		(2) Pool Factor for the Class II-C Notes:	1.000000000

	(h)	(1) outstanding notional principal amount of Class II-D Notes:	$33,357,000.00

		(2) Pool Factor for the Class II-D Notes:	1.000000000

(xix)	Note Interest Rate for the Notes:
	In general:
		Three-Month LIBOR for the period
		for the period from the previous Distribution Date to this Distribution Date was	2.70000%

		[in the case of the initial Interest Period Three-Month LIBOR was
		for the period from the Closing Date to but excluding October 27, 2004 and	2.70000%

		for the period from and including October 27, 2004 to but excluding January 27, 2004 and]	0.00000%

Note Interest Rate for the Class I-A-1 Notes:	2.74000%
Note Interest Rate for the Class I-A-2 Notes:	2.94000%
Note Interest Rate for the Class I-B Notes:	3.13000%
Note Interest Rate for the Class II-A-1 Notes:	2.82000%
Note Interest Rate for the Class II-A-2 Notes:	3.00000%
Note Interest Rate for the Class II-B Notes:	3.23000%
Note Interest Rate for the Class II-C Notes:	3.50000%
Note Interest Rate for the Class II-D Notes:	3.95000%

(xx)	Amount of Master Servicing Fee for related Collection Period:
	$346,469.54	with respect to the Group I Student Loans and

	$947,194.14	with respect to the Group II Student Loans

	($2.59952236611	per $1,000 original principal amount of Class I-A-1 Notes,

	$1.56262336339	per $1,000 original principal balance of Class I-A-2 Notes

	$31.31220424763	per $1,000 original principal balance of Class I-B Notes,

	$3.57654441445	per $1,000 original principal balance of Class II-A-1 Notes and

	$2.21655061218	per $1,000 original principal balance of Class II-A-2 Notes);

	$22.71666682655	per $1,000 original principal balance of Class II-B Notes

	$14.19783163954	per $1,000 original principal balance of Class II-C Notes and

	$28.39566327907	per $1,000 original principal balance of Class II-D Notes);

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(xxi)	Amount of Administration Fee for related Collection Period:
	$887.10	with respect to the Group I Notes and

	$2,112.90	with respect to the Group II Notes

	($0.00665581249	per $1,000 original principal amount of Class I-A-1 Notes,

	$0.00400093811	per $1,000 original principal balance of Class I-A-2 Notes

	$0.08017171261	per $1,000 original principal balance of Class I-B Notes,

	$0.00797817509	per $1,000 original principal balance of Class II-A-1 Notes and

	$0.00494444548	per $1,000 original principal balance of Class II-A-2 Notes);

	$0.05067392556	per $1,000 original principal balance of Class II-B Notes

	$0.03167101358	per $1,000 original principal balance of Class II-C Notes) and

	$0.06334202716	per $1,000 original principal balance of Class II-D Notes);

(xxii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:
		$0.00	with respect to the Group I Student Loans and

		$1,655,542.16	with respect to the Group II Student Loans

	(b)	Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:
		with respect to the Group I Student Loans
Everything linked correctly from here forward.			# of Loans	$ Amount
		30-60 Days Delinquent	568	$5,509,883
		61-90 Days Delinquent	424	$3,423,385
		91-120 Days Delinquent	362	$2,221,933
		More than 120 Days Delinquent	725	$3,432,321
		Claims Filed Awaiting Payment	25	$561,188
		and with respect to the Group II Student Loans.
			# of Loans	$ Amount
		30-60 Days Delinquent	1,509	$16,299,044
		61-90 Days Delinquent	750	$7,362,513
		91-120 Days Delinquent	553	$5,754,573
		More than 120 Days Delinquent	443	$4,787,186
		Claims Filed Awaiting Payment	133	$1,969,441

(xxiii)	Amount in the Group I Pre-Funding Account:	$7,105,774.69

(xxiv)	Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group II Other Student Loan Pre-Funding Sub-Account:	$0.00

(xxv)	Amount in the Group II Pre-Funding Account:	$12,342,395.02

(xxvi)	Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group I Other Student Loan Pre-Funding Sub-Account:	$0.00

(xxvii)	Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:	$0.00

(xxiii)	Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:	$0.00

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